UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 14, 2015, Marvell Technology Group Ltd. (the “Company”) received a notice from The NASDAQ Stock Market (“NASDAQ”) stating that the Company is not in compliance with NASDAQ Marketplace Rule 5250(c)(1) because the Company has not timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended August 1, 2015 (the “Form 10-Q”). The notice indicates that the Company has until November 13, 2015 to submit a plan of compliance to NASDAQ to address any issues it believes would support its request for an extension of time to regain compliance with NASDAQ continued listing requirements of up to 180 calendar days from the due date of the Form 10-Q. The Company intends to submit a plan of compliance to NASDAQ on or before November 13, 2015 and intends to take all necessary steps to achieve compliance with NASDAQ continued listing requirements. The Company’s common shares will remain listed on the NASDAQ Global Select Market pending a decision by NASDAQ. The Company issued a press release on September 16, 2015 disclosing receipt of the notice, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This filing contains forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements. These statements include those relating to Marvell’s plans to comply with NASDAQ’s continued listing requirements and file the Form 10-Q. These statements are not guarantees of results and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the outcome of NASDAQ’s review of Marvell’s plan of compliance, the timing and outcome of any NASDAQ decision, the timing and outcome of the investigation being conducted by the Audit Committee of the Company’s Board of Directors of certain accounting and internal control matters for the fiscal quarter ended August 1, 2015, the conclusions of the Audit Committee following the completion of the investigation, actions that may be taken or required as a result of the Audit Committee’s investigation, and actions by the United States Securities and Exchange Commission (“SEC”) or other regulatory agencies in connection with the Audit Committee‘s investigation. For other factors that could cause actual results to vary from expectations, please see the sections titled “Risk Factors” in Marvell’s quarterly report on Form 10-Q for the fiscal quarter ended May 2, 2015 and other factors detailed from time to time in Marvell’s filings with the SEC. Marvell undertakes no obligation to revise or update publicly any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated September 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2015

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Sukhi Nagesh
Sukhi Nagesh
Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated September 16, 2015